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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2004

                      CHAMPION COMMUNICATION SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       001-12565                                          76-00448005
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

                               -------------------

                          1610 WOODSTEAD CT., SUITE 330
                           THE WOODLANDS, TEXAS 77380
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (281) 362-0144
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. EXHIBITS

99.1 Press release dated May 26, 2004, issued by Champion Communication Services, Inc.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This information set forth under "Item 12. Results of Operations and Financial Condition," including the Exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "EXCHANGE ACT") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On May 26, 2004, Champion Communication Services, Inc. issued a press release announcing its results of operations and financial condition for the three-month period ended March 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHAMPION COMMUNICATION SERVICES, INC.
                                           (Registrant)



Date: May 26, 2004                         By: /s/ Pamela R. Cooper
                                              ----------------------------------
                                              (Signature)
                                              Chief Financial Officer, Secretary
                                              and Treasurer


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                                  EXHIBIT INDEX



EXHIBIT NUMBER        DESCRIPTION
--------------        -----------

     99.1 Press release dated May 26, 2004, issued by Champion Communication Services, Inc.